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                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. Date of Report (Date of earliest event reported): February 12, 2003
                                                 ---------------------



                               AUTO-GRAPHICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          California                0-4431               95-2105641
----------------------------    --------------    -------------------------
(State or Other Jurisdiction     (Commission         (I.R.S. Employer
      of Incorporation)          File Number)      Identification Number)





 3201 Temple Avenue, Pomona, California                   91768-3200
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(Address of Principal Executive Offices)                  (Zip Code)




 Registrant's telephone number: (909) 595-7204
                               ----------------



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                                  FORM 8-K



ITEM 5.   Other Events

On July 26, 2001, Auto-Graphics, Inc. (the "Registrant") filed a report with the Securities and Exchange Commission (the "SEC") on Form 8-K under Item 5., Other Events, reporting that the Registrant's former outside counsel, Robert
H. Bretz, had filed a derivative lawsuit against three of the Registrant's officers and the Registrant as a nominal defendant. (A copy of the prior filing on Form 8-K is attached as Exhibit 1).

On February 12, 2003, the Registrant announced that a global settlement had been concluded with Robert H. Bretz, Esq. and Robert H. Bretz PC dismissing all litigation between the parties. The specific terms of the settlement are confidential. (A copy of the press release announcing the settlement is attached as Exhibit 2).


ITEM 7.   Exhibits

1.    Form 8-K filed on July 26, 2001.

2.    Press Release issued February 12, 2003.


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                                  FORM 8-K


                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AUTO-GRAPHICS, INC.
                                      (Registrant)



Date:  February 12, 2003           By: /s/ Robert S. Cope
     ---------------------         -------------------------------------
                                   Robert S. Cope
                                   President



Date:  February 12, 2003           By: /s/ Daniel E. Luebben
     ---------------------         --------------------------------------
                                   Daniel E. Luebben
                                   Chief Financial Officer and Secretary